                                                                      10(e)(iii)


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT, dated as of February 25, 2002 (as restated, amended, modified, or supplemented from time to time, this "AGREEMENT"), is given, jointly and severally, by Big Lots Stores, Inc., an Ohio corporation (formerly known as Consolidated Stores Corporation, an Ohio corporation), Big Lots, Inc. (formerly known as Consolidated Stores Corporation, a Delaware corporation), a Delaware corporation, Mac Frugal's Bargains o Close-Outs, Inc., a Delaware corporation, Capital Retail Systems, Inc., an Ohio corporation, PNS Stores, Inc., a California corporation, West Coast Liquidators, Inc., a California corporation, C.S. Ross Company, an Ohio corporation, CSC Distribution, Inc., an Alabama corporation, Closeout Distribution, Inc., a Pennsylvania corporation, Industrial Products of New England, Inc., a Maine corporation, Tool and Supply Company of New England, Inc., a Delaware corporation, Midwestern Home Products, Inc., a Delaware corporation, Midwestern Home Products Company, Ltd., an Ohio corporation, Consolidated Property Holdings, Inc., a Nevada corporation, Great Basin LLC, a Delaware limited liability company, Sonoran LLC, a Delaware limited liability company, and Sahara LLC, a Delaware limited liability company, and Durant DC, LLC (f/k/a DDC, LLC), a Delaware limited liability company, and any other of the undersigned parties listed as Debtors on the signature pages hereto and each of the other persons and entities that become bound hereby as a Debtor from time to time by joinder, assumption, or otherwise (each of the foregoing, a "DEBTOR" and all of the foregoing, collectively the "DEBTORS"), in favor of National City Bank, as agent (the "AGENT") for the Banks (as defined below).

                                   WITNESSETH:

         WHEREAS, the Debtors are jointly and severally party as the Borrower and Guarantors to that Credit Agreement, dated as of May 8, 2001, as amended by that First Amendment to Credit Agreement, dated as of October 20, 2001, and as further amended by that Second Amendment, dated as of the date hereof (as so amended and as the same may be amended, restated, refinanced, modified, supplemented, or the like from time to time, the "CREDIT AGREEMENT"), among Big Lots Stores, Inc., an Ohio corporation (formerly known as Consolidated Stores Corporation) (the "BORROWER"), each of the Guarantors from time to time party to the Credit Agreement, the Banks from time to time party to the Credit Agreement (the "BANKS"), National City Bank, as Administrative Agent for the Banks, Lead Arranger, and a Managing Agent, Fleet National Bank, as Syndication Agent and a Managing Agent, PNC Bank, National Association, and First Union National Bank, as Documentation Agents and Managing Agents, and Bank of America, N.A., The Bank of New York, and U.S. Bank National Association (formerly known as Firstar Bank, N.A.), as Managing Agents;

         WHEREAS, pursuant to the Credit Agreement, the Agent and the Banks have agreed to make certain revolving credit loans, issue letters of credit, and make other financial accommodations to or for the Debtors; and

         WHEREAS, to induce the Banks and Agent to enter into the Second Amendment dated as of the date hereof, the parties desire that all obligations, liabilities, and indebtedness of the Debtors under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) be secured by security interests in the Collateral (defined below at Section 1(b)) as more fully set forth below.

         NOW, THEREFORE, intending to be legally bound hereby and incorporating the above-defined terms herein, the parties hereto covenant and agree as follows:

         1. Definitions. Except as set forth in this Agreement, terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement. The term "including" when used herein shall have the meaning represented by the phrase "including without limitation". The following words and terms shall have the following respective meanings unless the context hereof otherwise clearly requires:

                  (a) "Accounts" means all now owned or hereafter acquired or arising accounts, as defined in the UCC, of each Debtor, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, together with all products and proceeds of any of the foregoing.

                  (b) "Collateral" means all Accounts, Inventory, and General Intangibles of each Debtor together with all present and future business records and information relating to any of the Accounts, Inventory, or General Intangibles of each Debtor, including computer tapes and other storage media containing the same and computer programs and software (including source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information.

                  (c) "Debt" means (i) all now existing and hereafter arising indebtedness, liabilities, and obligations of each and every of the Debtors to the Agent or any of the Banks under the Credit Agreement or any of the other Loan Documents, including the Debt, whether for principal, interest, fees, expenses, or otherwise of each and every of the Debtors to the Agent or the Banks, now existing or hereafter incurred or arising under the Credit Agreement, the Notes, the Guaranty, or any of the other Loan Documents, and as any of the same may from time to time be amended, restated, modified, or supplemented, together with any and all extensions, renewals, refinancings, and refundings thereof in whole or in part; (ii) all reimbursement and other obligations of each and every Debtor with respect to any one or more Letters of Credit issued by Agent or any Bank; and (iii) any sums advanced by the Agent or any of the Banks or which may otherwise become due pursuant to the provisions of the Credit Agreement, the Notes, or this Agreement, or any other Loan Document, or pursuant to any other document or instrument at any time delivered to the Agent in connection therewith, including fees and charges and indemnification obligations, and all interest payable on any of the foregoing in all cases, whether such sums are advanced or otherwise become due before or after the entry of any judgment for foreclosure or any judgment on any Loan Document or with respect to any default under any of the Debt.

                  (d) "General Intangibles" means all now owned or hereafter acquired or arising general intangibles, as defined in the UCC, of each Debtor, together with all products and proceeds of any of the foregoing.

                  (e) "Inventory" means all now owned or hereafter acquired inventory (as defined in the UCC), goods, merchandise, and other personal property of each Debtor, wherever located, held for sale or lease or which are or might be furnished under any contract of service, all raw materials, work in process, finished goods (including embedded software), returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed in the business of each Debtor or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, such merchandise or such other personal property, and all documents of title or other documents representing them, together with all products and proceeds of any of the foregoing.

                  (f) "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Ohio or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

         2. Creation of Security Interests. As security for the due and punctual payment and performance of the Debt in full, each Debtor hereby grants to and creates in favor of the Agent for the benefit of the Banks and Agent a continuing lien on and security interest in and to the Collateral. Without limiting the generality of any of the following Sections below each Debtor hereby authorizes (i) the execution and filing of all financing statements by Agent on behalf of the Banks and Agent, without the execution thereof by any Debtor, naming the Debtors as "debtors," and (ii) the exercise of "control," as such term is defined in Article 9 of the UCC, over the Collateral in order to fully perfect the security interests therein;

         3. Representations and Warranties. Each Debtor represents and warrants to the Agent and the Banks that (a) each Debtor owns its Collateral, (b) except for the security interest granted to and created in favor of the Agent for the benefit of itself and the Banks hereunder and Permitted Liens, all the Collateral is free and clear of any Lien, (c) each Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, (d) each material Account is genuine and enforceable in accordance with its terms and such Debtor will defend the same against all claims, demands, recoupment, setoffs, and counterclaims at any time asserted and no material Account will be subject to any material claim for credit, allowance, setoff, recoupment, defense, counterclaim, or adjustment by any account debtor, and (e) the exact legal name, the state of incorporation, formation or organization, as applicable, the address and all other information of such Debtor is as set forth on Schedule A hereto.

         4. Protection and Maintenance of Liens. Each Debtor will faithfully preserve, defend, and protect the Agent's security interest in the Collateral as a perfected security interest, superior and prior to the rights of all third Persons, except for holders of Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Agent, execute, deliver, file and record, and such Debtor hereby authorizes the Agent to so file, all such other documents and instruments, including financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto (with prompt reimbursement by Borrower), as the Agent in its reasonable discretion may deem necessary or advisable from time to time in order to attach, continue, preserve, perfect, and protect said security interest; and, each Debtor hereby irrevocably appoints the Agent, its officers, employees and agents, or any of them, as attorneys-in-fact for such Debtor to execute, deliver, file, and record such items for such Debtor and in such Debtor's name, place and stead. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

         5. Covenants. Each Debtor covenants and agrees that:

                  (a) it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

                  (b) it shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral owned by it and at its own cost and expense in amounts and with financially sound and reputable insurers, and each Debtor shall (a) keep its Inventory insured against such hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Debtor's (it is acknowledged by the Agent that the insurance presently maintained by the Debtors is acceptable for such purposes); (b) furnish Agent with (i) evidence of the maintenance of such insurance and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent (or any collateral agent for Agent) as a loss payee as its interests may appear with respect to all insurance coverage of the Inventory, and providing
(A) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent; and, if any Debtor fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor on behalf of such Debtor, and add all liabilities, obligations, costs, and expenses reasonably incurred in connection with such insurance to the Debt, to be paid by the Debtors to the Agent for the benefit of the Agent and the Banks upon demand;

                  (c) it will not sell, assign or otherwise dispose of any portion of the Collateral except as permitted in Section 7.2.7 [Disposition of Assets or Subsidiaries] of the Credit Agreement and Section 10.5 of the Senior Note Purchase Agreement;

                  (d) it will maintain materially accurate and complete books and records concerning the Collateral and such other books and records as the Agent may from time to time reasonably require;

                  (e) it will promptly furnish to the Agent such documents and papers relating to the Collateral as the Agent may reasonably request, including all invoices, documents of title and other shipping and related documents, contracts, and other writings pertaining to such Debtor's Inventory or contracts or the performance thereof;

                  (f) to the extent Inventory held for sale or lease has been produced by any Debtor, it has been and will be produced by such Debtor in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

                  (g) if any material Account arises out of contracts with the United States or any department, agency, or instrumentality thereof or any one or more of the states of the United States or any department, agency, or instrumentality thereof, it will upon request of the Agent, execute any instruments and take any steps required by the Agent so that all monies due and to become due under such contract shall be assigned (to the extent permitted by Law and taking into account any necessity for consent as required by the contracts and not otherwise made ineffective by Law) to the Agent and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act or similar applicable state law; and

                  (h) such Debtor will not change its name or state of incorporation, formation, or organization, as applicable, from that set forth on Schedule A hereto without providing thirty (30) days prior written notice to the Agent.

         6. Custody. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession, if any, if the Agent takes such action for that purpose as such Debtor shall request in writing, provided that such requested action shall not, in the judgment of the Agent, impair the security interest in or lien on the Collateral or the Agent's or the Banks' rights in, or the value of, the Collateral, and provided further that such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

         7. Protection of Liens and Collateral.

                  (a) At any time and from time to time whether or not an Event of Default then exists and without prior notice to or consent of any Debtor, the Agent may at its option take such actions as the Agent deems appropriate (i) to attach, perfect, continue, and preserve the Agent's and the Banks' perfected security interest in or lien on the Collateral, and (ii) to add all liabilities, obligations, costs, and expenses reasonably incurred in connection with clause (i) to the Debt, to be paid by the Debtors to the Agent for the benefit of the Agent and the Banks upon demand; and

                  (b) At any time and from time to time after an Event of Default exists and is continuing and without prior notice to or consent of any Debtor, the Agent may at its option take such action as the Agent deems appropriate (i) to maintain, repair, protect, and insure the Collateral, (ii) to perform, keep, observe, and render true and correct any and all covenants, agreements, representations, and warranties of any Debtor hereunder, and (iii) to add all liabilities, obligations, costs, and expenses reasonably incurred in connection with the foregoing clauses (i) and (ii) to the Debt, to be paid by any Debtor to the Agent for the benefit of the Agent and the Banks upon demand.

         8. After Default. After there exists any Event of Default which is continuing under the Credit Agreement:

                  (a) The Agent may request, without limiting the rights and remedies of the Agent on behalf of itself and the Banks otherwise provided hereunder or under the other Loan Documents, that each Debtor do any of the following: (i) give the Agent on behalf of itself and the Banks specific assignments of the material accounts receivable of such Debtor after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be reasonably satisfactory to Agent, and (ii) in order to better secure the Agent on behalf of itself and the Banks, to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the Agent may require, with the local banks in areas in which the Debtors may be operating (in such cases, all local lockbox accounts shall be depositary transfer accounts titled in a manner acceptable to the Agent to indicate that the accounts are established in trust for the benefit of the Agent and the holders of the Notes issued under the Senior Note Purchase Agreement) which local banks shall have agreed to in writing to the Agent's requirements for the handling of such accounts and the transfer of account funds to the Agent on behalf of itself and the Banks, all at the sole expense of such Debtor, and shall direct all payments from all commercial payors and all other payors due to such Debtor, to such lockbox accounts.

                  (b) in addition to the rights and remedies set forth herein,
Agent: (a) may from time to time take such steps as Agent deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any of any Debtor's premises a custodian who shall have full authority to do all acts necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any Debtor's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; (e) may pursue landlords' or mortgagees' lien waivers with respect to each premises on which any of the Collateral is now or hereafter located and, in furtherance thereof, the Debtors agree to fully assist and cooperate with the Agent in such endeavor, and (f) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Debtor's owned or leased property; and, each Debtor shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct; and, all of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be and become a part of the Debt secured hereby.

                  (c) The Agent shall have and may exercise all the rights and remedies available to a secured party under the UCC in effect at the time, and such other rights and remedies as may be provided by Law and as set forth below, including to take over and collect all of any Debtor's Collateral, and to this end each Debtor hereby appoints the Agent, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to, after an Event of Default: (i) take possession immediately, with or without notice, demand, or legal process, of any or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom, (ii) require any Debtor to assemble the Collateral and deliver it to the Agent or to any place designated by the Agent at such Debtor's expense, (iii) demand and direct account debtors to make payment to Agent for the Banks of the Accounts,
(iv) enforce payment of the material Accounts by legal proceedings or otherwise,
(v) exercise all of any Debtor's rights and remedies with respect to the collection of material Accounts, (vi) settle, adjust, compromise, extend or renew the Accounts, (vii) settle, adjust or compromise any legal proceedings brought to collect material Accounts, (viii) to the extent permitted by applicable Law, sell or assign material Accounts upon such terms, for such amounts and at such time or times as the Agent deems advisable, (ix) discharge and release material Accounts, (x) take control, in any manner, of any item of payment or proceeds from any account debtor, (xi) prepare, file and sign any Debtor's name on any Proof of Claim in Bankruptcy or similar document against any account debtor, (xii) prepare, file, and sign any Debtor's name on any notice of Lien, assignment, or satisfaction of Lien or similar document in connection with material Accounts, (xiii) do all acts and things necessary, in the Agent's sole discretion, to fulfill any of any Debtor's obligations to the Agent or the Banks under the Credit Agreement, Loan Documents, or otherwise,
(xiv) endorse the name of any Debtor upon any check, chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to Inventory or material Accounts; (xv) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Inventory, material Accounts, or other Collateral or proceeds thereof to which any Debtor has access, (xvi) demand, sue for, collect, compromise, and give acquittances for any and all Collateral, (xix) prosecute, defend, or compromise any action, claim or proceeding with respect to any of the Collateral, and (xx) take such other action as the Agent may deem appropriate, including extending or modifying the terms of payment of any Debtor's debtors. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement. To the extent permitted by Law, each Debtor hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Agent pursuant to this Agreement, except claims arising from gross negligence or willful misconduct by the Agent. The Agent hereby accepts this power of attorney and all powers granted hereunder for the benefit of the Agent and the Banks.

                  (d) The Agent shall have the right to lease, sell, or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by each Debtor that, in the absence of any contrary requirement of Law, ten (10) days' prior notice of a public or private sale of Collateral shall be deemed reasonable notice, except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market in which case no notice shall be required,), in lots or in bulk, for cash or on credit, all as the Agent, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Agent shall have the right to conduct such sales on any Debtor's premises or elsewhere and shall have the right to use any Debtor's premises without charge for such sales for such time or times as the Agent may see fit.

         9. Application of Proceeds. Any of the Collateral or proceeds thereof held or realized upon at any time by the Agent shall be applied as set forth in
Section 8.2.5 [Application of Proceeds] of the Credit Agreement. Each Debtor shall remain liable to the Agent and the Banks for and shall pay to the Agent for the benefit of the Agent and the Banks any deficiency which may remain after such sale or collection.

         10. Lease of Debtors Premises. If the Agent repossesses or seeks to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Agent to store any Collateral on any of any Debtor's premises, each Debtor hereby agrees to lease to the Agent on a month-to-month tenancy for a period not to exceed one hundred eighty (180) days at the Agent's election, at a rental of One Dollar ($1.00) per month, the premises on which the Collateral is located, provided it is located on premises owned or leased by such Debtor.

         11. Termination. Upon indefeasible payment in full of the Debt, the expiration of all Commitments and Letters of Credit, and termination of the Credit Agreement, this Agreement shall terminate and be of no further force or effect, and the Agent shall thereupon promptly return to each Debtor such of the Collateral and such other documents delivered by such Debtor hereunder as may then be in the Agent's possession subject to the rights of third parties. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12. Waivers.

                  (a) No failure or delay on the part of the Agent in exercising any right, remedy, power, or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power, or privilege of the Agent hereunder; nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of any other or subsequent Events of Default. All waivers under this Agreement must be in writing and executed by Agent on behalf of the Banks and Agent. The rights and remedies of the Agent under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Agent may enforce any one or more remedies hereunder successively or concurrently at its option.

                  (b) Without releasing or diminishing any obligations of any Debtor, Agent at any time and from time to time may release or impair any portion or portions of the Collateral from the liens and security interests of Agent therein, may take, impair, or release any other collateral for any Debt secured thereby, may release, impair, or discharge any Debt of any Debtor may waive, impair, or fail to enforce any of Agent's rights under this Agreement or any of the other Loan Documents, may grant extensions, renewals, indulgences, and leniencies with respect to any of the Debt or with respect to any of the obligations of the Debtors and may apply to the Debt in such order as Agent shall elect the proceeds of Collateral or any amount received in connection therewith or in connection with any other Loan Document, without resort or regard to other Collateral or any Debtor, and each Debtor hereby consents to all of the foregoing. Any and all defenses which any Debtor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like are hereby waived. Agent hereby expressly reserves its rights against each Debtor.

                  (c) Each Debtor hereby waives, surrenders, and agrees not to claim or enforce, so long as any Debt, Commitment, or Letter of Credit exists:
(a) any right to be subrogated in whole or in part to any right or claim of any holder of any of the Debt, and (b) any right to require the marshalling of any assets of any Debtor, which right of subrogation or marshalling might otherwise arise for any reason including from any payment upon any of the Debt arising out of the enforcement of the security interest granted hereby to Agent, or the liquidation of or realization upon the Collateral, any other collateral granted by any Debtor or by any other person or entity to Agent, or any part thereof, or by the payment of any amounts owing hereunder or under the Debt.

         13. Notices. All notices, statements, requests, and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 11.6 [Notices] of the Credit Agreement.

         14. Security Interest Data Schedule. Within thirty (30) days of the date hereof, each Debtor agrees to provide the Agent with a listing of all of its offices, stores, warehouses and other locations where any of the Collateral is stored or maintained, stating in case (1) the address of such premises, (2) whether the premises is owned or leased by such Debtor, (3) if the premises are leased, the name and address of the landlord, (4) the type and use of the facility, and (5) such other information as may be reasonably requested by the Agent. Each Debtor shall promptly notify the Agent of any changes in the information set forth thereon.

         15. Specific Enforcement. Each Debtor acknowledges that the provisions hereof and of the Credit Agreement giving the Agent rights of access to books, records, and information concerning the Collateral and such Debtor's operations and providing the Agent access to such Debtor's premises are a material right of Agent and the Banks. Each Debtor further acknowledges that, should such Debtor at any time fail to promptly provide such information and access to the Agent as provided for herein or in the Credit Agreement, the Agent would have no adequate remedy at Law to promptly obtain the same. Each Debtor agrees that such provisions hereof and of the Credit Agreement may be specifically enforced by the Agent and waives any claim or defense in any such action or proceeding that the Agent has an adequate remedy at Law.

         16. Exculpation of Liability. Nothing herein contained shall be construed to constitute Agent or any Bank as any Debtor's agent for any purpose whatsoever, nor shall Agent or any Bank be responsible or liable, in the absence of the Agent's or any Bank's gross negligence or willful misconduct, for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Bank, whether by anything herein or in any assignment or otherwise, assume any of any Debtor's obligations under any contract or agreement assigned to Agent or such Bank, and neither Agent nor any Bank shall be responsible in any way for the performance by any Debtor of any of the terms and conditions thereof.

         17. Successors. This Agreement shall be binding upon and inure to the benefit of the Agent, the Banks and their respective successors and assigns, and each Debtor and each of its respective successors and assigns, except that no Debtor may assign or transfer such Debtor's obligations hereunder or any interest herein. All obligations of the Debtors for the payment of money hereunder shall be joint and several.

         18. Governing Law. This Agreement shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth excluding its rules relating to conflicts of law.

         19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         20. Counterparts; Telecopy. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile transmission will constitute effective and binding execution and delivery.

         21. This Agreement Included in Loan Documents. Each of the Debtors and the Agent and Banks acknowledge and agree that this Agreement and each other document, instrument, and agreement referred to herein are Loan Documents as such term is used in the Credit Agreement.

         22. Collateral Agent. Upon notice to Debtors, the Agent and the Banks may appoint a collateral agent with respect to their rights and obligations hereunder and each Debtor agrees to permit such appointment and shall execute and deliver any documents or agreements reasonably necessary to accomplish the same.

                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE 1 OF 4 TO SECURITY AGREEMENT]

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Security Agreement to be executed and delivered as of the day and year first above written.

                             DEBTORS:

                             BIG LOTS STORES, INC. (formerly CONSOLIDATED STORES CORPORATION, an Ohio corporation)


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Name:  Jeffrey G. Naylor
                             Title: Senior Vice President, CFO


                             BIG LOTS, INC., an Ohio corporation (formerly CONSOLIDATED STORES CORPORATION, a Delaware corporation)


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             MAC FRUGAL'S BARGAINS o CLOSE-OUTS, INC., a
                             Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             CAPITAL RETAIL SYSTEMS, INC., an Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             PNS STORES, INC.,  a California corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO

                  [SIGNATURE PAGE 2 OF 4 TO SECURITY AGREEMENT]



                             WEST COAST LIQUIDATORS, INC., a California corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             C.S. ROSS COMPANY, an Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             CSC DISTRIBUTION, INC., an Alabama corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             CLOSEOUT DISTRIBUTION, INC., a Pennsylvania corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC., a
                             Maine corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC., a Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO

                  [SIGNATURE PAGE 3 OF 4 TO SECURITY AGREEMENT]



                             MIDWESTERN HOME PRODUCTS, INC., a Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             MIDWESTERN HOME PRODUCTS COMPANY, LTD., an
                             Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             CONSOLIDATED PROPERTY HOLDINGS, INC., a Nevada corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             GREAT BASIN LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             SONORAN LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO


                             SAHARA LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO

                  [SIGNATURE PAGE 4 OF 4 TO SECURITY AGREEMENT]



                             DURANT DC, LLC (formerly DDC, LLC), a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title: Senior Vice President, CFO

                                   SCHEDULE A
                                       TO
                               SECURITY AGREEMENT

-----------------------------------------------------------------------------------------------------------------------
                                                     STATE OF                              ORGANIZATIONAL
                      ENTITY                         INCORPORATION              EIN             ID#
-----------------------------------------------------------------------------------------------------------------------
Big Lots, Inc.                                       Ohio                    06-111-9097      1215332
-----------------------------------------------------------------------------------------------------------------------
Big Lots Stores, Inc.                                Ohio                    31-1186811       669545
-----------------------------------------------------------------------------------------------------------------------
Mac Frugal's Bargains o Close-outs, Inc.             Delaware                95-2745285
-----------------------------------------------------------------------------------------------------------------------
Capital Retail Systems, Inc.                         Ohio                    31-1602827       1009905
-----------------------------------------------------------------------------------------------------------------------
PNS Stores, Inc.                                     California              95-2745262       C0636909
-----------------------------------------------------------------------------------------------------------------------
West Coast Liquidators, Inc.                         California              95-1813424       C0293778
-----------------------------------------------------------------------------------------------------------------------
C.S. Ross Company                                    Ohio                    31-1286182       763455
-----------------------------------------------------------------------------------------------------------------------
CSC Distribution, Inc.                               Alabama                 06-1108785
-----------------------------------------------------------------------------------------------------------------------
Closeout Distribution, Inc.                          Pennsylvania            31-1650309       2878048
-----------------------------------------------------------------------------------------------------------------------
Industrial Products of New England, Inc.             Maine                   01-0392472       19840699D
-----------------------------------------------------------------------------------------------------------------------
Tool and Supply Company of New England, Inc.         Delaware                51-0316540
-----------------------------------------------------------------------------------------------------------------------
Midwestern Home Products, Inc.                       Delaware                51-0316542
-----------------------------------------------------------------------------------------------------------------------
Midwestern Home Products Company, Ltd.               Ohio                    31-1455723       928329
-----------------------------------------------------------------------------------------------------------------------
Consolidated Property Holdings, Inc.                 Nevada                  86-0860984       C1345-1997
-----------------------------------------------------------------------------------------------------------------------
Great Basin LLC                                      Delaware                31-1686158
-----------------------------------------------------------------------------------------------------------------------
Sonoran LLC                                          Delaware                31-1686155
-----------------------------------------------------------------------------------------------------------------------
Sahara LLC                                           Delaware                31-1686162
-----------------------------------------------------------------------------------------------------------------------
Durant DC, LLC                                       Delaware                01-0562033
-----------------------------------------------------------------------------------------------------------------------

Address for Debtors:                                          300 Phillipi Road
(except Consolidated Property Holdings, Inc.)                 Columbus, OH  43228

Address for Consolidated Property Holdings, Inc.:             2835 South Jones Blvd., Suite 8
                                                              Las Vegas, NV 89146